Data as of 9/30/14

Manager’s Commentary

Market Review

In September, the Chinese/Hong Kong equity market suffered a sharp sell-off across the board. This was a result of the lackluster macroeconomic data in China and towards the end of the month, the uncertainty created by the “Occupy Central” protests in Hong Kong. HSBC’s China Purchasing Managers’ Index (“PMI”) remained at 50.2 in September, unchanged from the prior month. The breakdown was mixed, with the new order and new export order figures improving while the employment and price sub-indices declined further. During September, economic activity stabilized in the manufacturing sector and overall data still points to a modest expansion. Also, the People’s Bank of China has formally relaxed mortgage restrictions after continued lackluster transaction volumes in the physical property market.

In Taiwan, the TWSE Index consolidated in September given limited market catalysts. Taiwan’s exportorder growth slowed from 5.7% year-on-year in July to 5.2% year-on-year in August, which was lower than the Bloomberg consensus forecast of 7% year-on-year. Despite some headwinds, we believe that strong demand for consumer electronics will help support Taiwan’s exports.

Fund Review

The China Fund, Inc. (the “Fund”) outperformed the MSCI Global Dragon Index (the “benchmark index”)for the month. Stock selection in the consumer discretionary sector contributed the most to relative returns, while the overweight in consumer discretionary detracted.

The high level of cash is mainly attributable to the pending regulatory approval of the repatriation of the proceeds of our sale of Hand, a former China A Share holding. The repatriation has been delayed because of the long and complex process. This has recently been complicated by the need to demonstrate to the tax authorities in China the details of the re-capitalization that Hand went through in connection with its re-listing from the Stock Exchange of Singapore to the Shanghai Stock Exchange.

Our current expectation is that the sales proceeds of approximately US$40 million will be repatriated by the end of this year, although there may be further delays.

Two of the main contributors for the month were SMIC and Beijing Enterprise. For SMIC, the share price was lifted by favorable Chinese government policies intended to grow the domestic semiconductor industry. With respect to Beijing Enterprise, the stock price changed little over the month and, in a declining market, contributed to the relative outperformance.

Conversely, the main detractors for the month were China Mobile and Primax Electronics. As the Fund narrowed its underweight to China Mobile during the month, the stock underperformed the broader MSCI Golden Dragon Index. Primax Electronics toned down its second half outlook, triggering profit taking and strong selling pressure. We remain positive towards the company because of the undemanding valuation, attractive yield and potential improvement in sales momentum from the first quarter of 2015.

Key Transaction

The key transaction for the month was to narrow the underweight exposure to the Chinese telecom sector. The Chinese telecom sector is likely to benefit from a reduction in marketing expenses, including lower handset subsidies.

Outlook

The Chinese and Hong Kong equity markets are likely to consolidate as the sluggish Chinese economy,coupled with a moderation in Hong Kong’s domestic sector, will undermine the performance of Chinese and Hong Kong equities in the short-term. While sentiment has been positive towards the HK-Shanghai Stock Connect scheme, investors are likely to stay on the side lines in the short-term awaiting its expected implementation towards the end of October.

In Taiwan, strong corporate earnings growth is the major support for the stock market. The strengthening of exports and Apple’s new product sales, in line with market expectations, are also positives for the Taiwan stock market. However, the upcoming local election at the end of November is a risk and may cap the upside potential in the short-term.

The China Fund, Inc.

In Brief

Fund Data

Description	Seeks to achieve long-term capital appreciation through investments in China companies.
Listing Date (NYSE)	July 10, 1992
Total Fund Assets (millions)	$368.2
Median Market Cap (in billions)	$6.0
Distribution Frequency	Annual
Management Firm	Allianz Global Investors U.S. LLC
Portfolio Management	Christina Chung, CFA Lead Portfolio Manager

Performance (US$ Returns)
(as of 9/30/14)
	Fund	Benchmark¹
One Month	-5.25%	-6.74%
Three Months	-1.55%	-1.55%
One Year	10.04%	7.23%
Three Years % pa	10.62%	12.58%

Net Asset Value / Market Price
Net Asset Value (NAV) / Market Price at Inception	$13.15 / $14.26
NAV / Market Price (as of 9/30/14)	$23.48 / $20.82

High / Low Ranges (52-Week)
High / Low NAV	$26.60 / $21.65
High / Low Market Price	$23.61 / $19.20
Premium/Discount to NAV (as of 9/30/14)	-11.33%

Fund Data (Common Shares)
Shares Outstanding	15,682,028
Average Daily Volume	43,881
Expense Ratio	1.30%

Fund Managers

Christina Chung, CFA
Lead Portfolio
Manager

The China Fund, Inc.

Investment Objective
The investment objective of the Fund is to achieve long-term capital appreciation. The Fund seeks to achieve its objective through investment in the equity securities of companies and other entities with significant assets, investments, production activities, trading or other business interests in China or which derive a significant part of their revenue from China.

The Fund has an operating policy that the Fund will invest at least 80% of its assets in China companies. For this purpose, ‘China companies’ are (i) companies for which the principal securities trading market is in China; (ii) companies for which the principal securities trading market is outside of China or in companies organized outside of China, that in both cases derive at least 50% of their revenues from goods or services sold or produced, or have a least 50% of their assets in China; or (iii) companies organized in China. Under the policy, China means the People’s Republic of China, including Hong Kong, and Taiwan. The Fund will provide its stockholders with at least 60 days’ prior notice of any change to this policy.

Average Annual Returns
	1 Month	3 Month	YTD	1 Year	3 Year	5 Year	10 Year	Inception
NAV	-5.25%	-1.55%	1.91%	10.04%	10.62%	8.67%	14.38%	10.80%
Market Price	-6.09%	-1.65%	0.05%	11.19%	11.65%	7.50%	11.56%	9.80%
MSCI Golden Dragon Index	-6.74%	-0.83%	3.28%	7.23%	12.58%	6.31%	9.63%	—

Calendar Year Returns
	2006	2007	2008	2009	2010	2011	2012	2013
NAV	57.10%	86.20%	-46.95%	72.83%	27.26%	-24.37%	12.12%	18.31%
Market Price	65.68%	50.24%	-40.65%	72.19%	23.60%	-27.51%	20.52%	12.70%
MSCI Golden Dragon Index	39.50%	37.97%	-49.37%	67.12%	13.60%	-18.35%	22.65%	7.25%

Past performance is not a guide to future returns.

Returns are annualized, except for periods or less than one year.

Source: State Street Bank and Trust Company. Source for index data: MSCI as at September 30, 2014. Investment returns are historical and do not guarantee future results. Investment returns reflect changes in net asset value and market price per share during each period and assumes that dividends and capital gains distributions, if any, were reinvested. The net asset value (NAV) percentages are not an indication of the performance of a shareholder’s investment in the Fund, which is based on market price. NAV performance includes the deduction of management fees and other expenses. Market price performance does not include the deduction of brokerage commissions and other expenses of trading shares and would be lower had such commissions and expenses been deducted. It is not possible to invest directly in an index.

Premium/Discount

The China Fund, Inc.

Sector Allocation

	Fund	Benchmark¹
Information Technology	29.41%	23.15%
Financials	21.33%	36.72%
Consumer Discretionary	11.35%	6.98%
Industrials	10.57%	6.14%
Energy	5.61%	6.68%
Consumer Staples	4.43%	3.14%
Telecom Services	3.52%	7.16%
Materials	1.17%	4.25%
Health Care	1.14%	1.05%
Utilities	0.00%	4.66%
Other assets & liabilities	11.48%	0.00%

Country Allocation

	Fund	Benchmark¹
China	64.23%	70.62%
Hong Kong Red Chips	13.20%	13.16%
Hong Kong 'H' shares	18.90%	23.89%
Equity linked securities ('A' shares)	8.33%	0.00%
China 'A' & 'B' shares	0.00%	0.22%
Other Hong Kong securities	23.80%	33.30%
Singapore	0.00%	0.00%
Taiwan	24.40%	29.38%
Direct	0.00%	0.00%
Other assets & liabilities	11.37%	0.00%

Top 10 Holdings

CHINA MINSHENG BK (China)	4.61%
BEIJING ENTERPRISES HLDG (China)	3.67%
CHINA MOBILE LTD (China)	3.51%
HONG KONG EXCHANGES AND CLEARING LTD (H.K.)	3.37%
PETROCHINA CO LTD (China)	3.32%
HERMES MICROVISION INC (Taiwan)	3.04%
SUN HUNG KAI PROPERTIES LTD (H.K.)	3.03%
DELTA ELECTRONICS INC (Taiwan)	2.95%
LI & FUNG LTD (H.K.)	2.86%
TAIWAN SEMIC CO LTD (Taiwan)	2.83%

Portfolio Characteristics

	Fund	Benchmark¹
P/E Ratio	12.06	10.89
P/B Ratio	1.70	1.34
Issues in Portfolio	46	281
Foreign Holdings (%)	88.52	100.00
Cash (%)	11.48	0.00
Yield (%)	2.72	3.07

1.	MSCI Golden Dragon Index.

The China Fund, Inc.

Distribution History (10 Year)

Declaration Date	Ex-dividend Date	Record Date	Payable Date	Distribution/ Share	Income	Long-term Capital Gain	Short-term Capital Gain
12/13/04	12/20/04	12/22/04	1/7/05	$3.57010	$0.19630	$3.26640	$0.10740
12/9/05	12/19/05	12/21/05	12/29/05	$2.51190	$0.21720	$2.29470	—
12/8/06	12/19/06	12/21/06	12/29/06	$4.01170	$0.29960	$2.73090	$0.98120
12/7/07	12/19/07	12/21/07	1/25/08	$12.12000	$0.28000	$9.00000	$2.84000
12/8/08	12/22/08	12/24/08	1/23/09	$5.81740	$0.48130	$5.33610	—
12/9/09	12/22/09	12/24/09	12/29/09	$0.25570	$0.25570	—	—
12/8/10	12/21/10	12/24/10	12/29/10	$2.27420	$0.37460	$1.89960	—
12/8/11	12/21/11	12/23/11	12/29/11	$2.99640	$0.17420	$2.82220	—
12/10/12	12/20/12	12/24/12	12/28/12	$3.25170	$0.34730	$2.90440	—
12/13/13	12/19/13	12/23/13	12/27/13	$3.31400	$0.43870	$2.87530	—

Distribution/Share includes Income, Long-term Capital gains and Short-term Capital gains.

The China Fund NAV Performance of $10,000 since inception (with dividends reinvested at NAV price)

Past performance is not a guide to future returns.

Index Description
MSCI Golden Dragon Index

The MSCI Golden Dragon Index captures the equity market performance of large and mid cap China securities (H shares, B shares, Red-Chips and P-Chips) and non-domestic China securities listed in Hong Kong and Taiwan.

It is not possible to invest directly in an index.

The China Fund, Inc.

Portfolio in Full

Sector	Company (exchange ticker)	Price	Holding	Value US	$% of net assets
Information Technology					29.39
HERMES MICROVISION INC	3658	1,270	269,000	11,230,625	3.04
DELTA ELECTRONICS INC	2308	192	1,723,000	10,875,129	2.95
TAIWAN SEMIC CO LTD	2330	120	2,647,000	10,441,986	2.83
TENCENT HOLDINGS LTD	700	115	625,500	9,287,909	2.52
TONG HSING ELECTRONIC INDUS	6271	134	2,067,000	9,071,303	2.46
SEMICOND MANUF INT	981	1	86,779,000	8,828,828	2.39
DIGITAL CHINA HOLDINGS LTD	861	7	8,865,000	7,923,180	2.15
ASM PACIFIC TECHNOLOGY LTD	522	77	717,000	7,096,176	1.92
LARGAN PRECISION CO LTD	3008	2,180	96,000	6,879,798	1.86
COMBA TELECOM SYST HLDG	2342	4	11,150,000	5,040,148	1.37
ADVANTECH CO LTD	2395	215	694,841	4,911,021	1.33
PRIMAX ELECTRONICS LTD	4915	35	3,174,000	3,683,236	1.00
EPISTAR CORP	2448	57	1,812,000	3,389,365	0.92
MEDIATEK INC	2454	451	227,000	3,361,775	0.91
CITIGROUP GLOBAL MARKETS HLDG (exch. for HANGZHOU HIKVISION DIGI)	N/A	3	1,071,208	3,355,023	0.91
HERMES MICROVISION INC (GDR)	97457816	42	46,900	1,958,075	0.53
GOLDPAC GROUP LTD	3315	7	1,244,000	1,105,429	0.30
Financials					21.34
CHINA MINSHENG BK	1988	7	18,621,100	17,026,486	4.61
HONG KONG EXCHANGES AND CLEARING LTD	388	167	576,300	12,416,692	3.37
SUN HUNG KAI PROPERTIES LTD	16	110	788,000	11,173,131	3.03
ICBC LTD	1398	5	14,319,000	8,906,789	2.41
CATHAY FINANCIAL HLDG	2882	50	5,117,000	8,335,027	2.26
PING AN INSURANCE	2318	58	1,015,500	7,637,551	2.07
CHAILEASE HOLDING CO LTD	5871	74	2,711,200	6,586,488	1.79
CLSA FINANCIAL PRODUCTS LTD (exch. for PING AN INSURANCE(GROUP)	N/A	7	541,933	3,641,356	0.99
SHUI ON LAND LTD	272	2	13,467,000	3,017,737	0.82
Consumer Discretionary					11.35
LI & FUNG LTD	494	9	9,282,000	10,543,177	2.86
MERIDA INDUSTRY CO LTD	9914	212	1,323,000	9,220,270	2.50
QINGLING MOTORS CO LTD	1122	2	28,960,000	8,540,738	2.31
CLSA FINANCIAL PRODUCTS LTD (exch. for CHINA INTL TRAVEL SERVI)	N/A	6	626,632	3,857,045	1.05
DONGFENG MOTOR GROUP CO LTD	489	13	2,108,000	3,464,038	0.94
ZHONGSHENG GROUP HOLDINGS LTD	881	8	2,996,500	3,195,258	0.87
CITIGROUP GLOBAL MARKETS WTS (exch. for GREE ELECTRICAL APP INC)	N/A	5	676,267	3,047,935	0.83
Industrials					10.58
BEIJING ENTERPRISES HLDG	392	67	1,578,000	13,544,672	3.67
HUTCHISON WHAMPOA LTD	13	94	736,000	8,909,780	2.41
CSR CORP LTD	1766	7	9,765,000	8,589,231	2.33
CHINA EVERBRIGHT INTL	257	10	6,048,000	7,991,356	2.17
Energy					5.61
PETROCHINA CO LTD	857	10	9,564,000	12,255,301	3.32
CNOOC LTD	883	13	3,075,000	5,266,937	1.43
CHINA SUNTIEN GREEN ENERGY	956	2	12,785,000	3,194,212	0.87
Consumer Staples					4.43
CLSA FINANCIAL PRODUCTS LTD WT (exch. for KWEICHOW MOUTAI)	N/A	26	262,090	6,906,569	1.87
NATURAL BEAUTY BIO-TEC	157	1	50,320,000	3,758,633	1.02
CITIGROUP GLOBAL MARKETS HOLD (exch. for SHANGHAI JAHWA UNITED)	N/A	6	513,350	2,997,964	0.81
CLSA FINANCIAL PRODUCTS WTS (exch. for SHANGHAI JAHWA UNITED)	N/A	6	460,100	2,684,684	0.73
Telecom Services					3.51
CHINA MOBILE LTD	941	90	1,123,000	12,965,563	3.51

The China Fund, Inc.

Portfolio in Full

Sector	Company (exchange ticker)	Price	Holding	Value US	$% of net assets
Materials					1.17
TIANGONG INTERNATIONAL CO LTD	826	2	18,480,000	4,307,665	1.17
Health Care					1.14
CITI ACCESS (exch. for JIANGSU HENGRUI MEDICAL)	N/A	6	696,350	4,194,812	1.14

Important Information:

Source: State Street Bank and Trust Company, IDS GmbH-Analysis and Reporting Services, a subsidiary of Allianz SE.

Holdings are subject to change daily. The Fund seeks to achieve its objective through investment in the equity securities of companies and other entities with significant assets, investments, production activities, trading or other business interests in China or which derive a significant part of their revenue from China. Investing in non-U.S. securities entails additional risks, including political and economic risk and the risk of currency fluctuations, as well as lower liquidity. These risks, which can result in greater price volatility, will generally be enhanced in less diversified funds that concentrate investments in a particular geographic region.

The information contained herein has been obtained from sources believed to be reliable but Allianz Global Investors U.S. LLC and its affiliates do not warrant the information to be accurate, complete or reliable. The opinions expressed herein are subject to change at any time and without notice. Past performance is not indicative of future results. This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. Investors should consider the investment objectives, risks, charges and expenses of any mutual fund carefully before investing. This and other information is contained in the fund's annual and semiannual reports, proxy statement and other fund information, which may be obtained by contacting your financial advisor or visiting the fund's website at www.chinafundinc.com. This information is unaudited and is intended for informational purposes only. It is presented only to provide information on the Fund's holdings, performance and strategies. The Fund is a closed-end exchange traded management investment company. This material is presented only to provide information and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. After the initial public offering by a closed-end fund, its shares can be purchased and sold on the open market through a stock exchange, where shares may trade at a premium or a discount. The market price of holdings is subject to change daily.

P/E is a ratio of security price to earnings per share. Typically, an undervalued security is characterized by a low P/E ratio, while an overvalued security is characterized by a high P/E ratio. P/B is a ratio of the current stock price to the book value. This is used to identify undervalued stocks. Dividend yield is the annual percentage of return earned by an investor on a common or preferred stock. The average dividend yield is the dividend rate divided by current share price.

©2014 Allianz Global Investors Distributors LLC.

Investment Products: Not FDIC Insured | May Lose Value | Not Bank Guaranteed	AGI-2014-10-14-10766 | FS-CHN-0914